Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                                    16
Distribution Date:                                      14-Feb-97
Payment Date:                                           18-Feb-97
Collection Period Beginning:                            01-Jan-97
Collection Period Ending:                               31-Jan-97
Note and Certificate Accrual Beginning:                 15-Jan-97
Note and Certificate Accrual Ending:                    18-Feb-97

BOND SUMMARY:
Beginning Class A Note Security Balance           $494,832,309.19
Beginning Class B Note Security Balance           $172,196,000.00
Beginning Certificate Security Balance             $30,304,000.00
Beginning Overcollateralization Amount             $50,213,589.14
Beginning Class A Adjusted Balance                $494,832,309.19
Beginning Class B Adjusted Balance                $172,196,000.00
Beginning Certficate  Adjusted Balance             $30,304,000.00
Beginning Overcollateralization Amount             $50,213,589.14
Ending Class A Note Security Balance              $481,220,744.29
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance                $30,304,000.00
Ending Overcollateralization Amount                $50,369,327.87
Ending Class A Adjusted Balance                   $481,220,744.29
Ending Class B Adjusted Balance                   $172,196,000.00
Ending Certficate  Adjusted Balance                $30,304,000.00
Ending Overcollateralization Amount                $50,369,327.87
Class A Note Rate Capped at 13%                          5.724380%
Class B Note Rate Capped at 15%                          6.109380%
Certificate Rate Capped at 16%                           6.514380%
Class A Interest Due                                $2,675,241.05
Class B Interest Due                                  $993,565.75
Certificate Yield  Due                                $186,444.45
Class A Interest Paid                               $2,675,241.05
Class B Interest Paid                                 $993,565.75
Certificate Yield Paid                                $186,444.45
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                             $13,611,564.90
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated Princ      $155,738.73
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal $0.           ($0.00)

Certificate Balance/Participation Invested Amoun           4.0538%

Designated Certificate / Certificate Security (B         1.003168%
Designated Certificate  - Beginning of Month          $304,000.00
Principal Payments in Respect of  Designated Cer            $0.00
Designated Certificate  - End of Month                $304,000.00
Interest Payments in Respect of Designated Certi        $1,870.35

Designated Certificateholder Accelerated Princip    $2,713,589.14
Accelerated Principal Payment (Sec. 3.05 (v))         $155,738.73
Payments to Holder of Designated Certificate in             $0.00
Designated Certificateholder Accelerated Princip    $2,869,327.87

Designated Certificateholder Holdback Amount (Be   $47,500,000.00
Payments to Designated Certificates in Reduction            $0.00
Designated Certificateholder Holdback Amount (En   $47,500,000.00

Remaining Payments to Designated Certificates (S            $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))         $334,120.54